UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2014
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RES-CARE, INC.
(Exact name of registrant as specified in its charter)
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Commission File No. 0-20372

Kentucky	61-0875371
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9901 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 394-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Information

On December 29, 2014, Res-Care, Inc. completed the redemption of all of its 10.75% Senior Notes due January 15, 2019, which the Company had called on November 5, 2014. The redemption amount was 105.819% of the $200 million outstanding aggregate principal amount plus accrued and unpaid interest through the date of redemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

By:	/s/ D. Ross Davison
D. Ross Davison
Executive Vice President and Chief Financial Officer

Dated:  December 30, 2014